EXHIBIT 99.1

Macrovision Corporation 2830 De La Cruz Blvd. Santa Clara, CA 95050 (408) 562-8400 Main (408) 567-1800 Fax

MACROVISION CORPORATION REPORTS FOURTH QUARTER FINANCIAL PERFORMANCE

SIGNS AGREEMENT TO SELL GAMES BUSINESS

SANTA CLARA, Calif. (BUSINESS WIRE)—February 21, 2008—Macrovision Corporation (NASDAQ: MVSN) announced today fourth quarter 2007 revenues from continuing operations of $45.2 million, compared to $36.6 million from continuing operations for the fourth quarter of 2006. US GAAP net income was $9.2 million compared to $16.6 million for the fourth quarter of 2006. Diluted GAAP earnings per share for the quarter were $0.17, compared to $0.31 for the fourth quarter of 2006. Additionally, the Company signed an agreement to sell its Games business. As a result of the previously-announced agreement to sell the Company’s Software business and the agreement to sell the Games business, the Company has classified the results of operations for the Software and Games businesses as discontinued operations for all periods presented in accordance with US GAAP.

Non-GAAP revenue, which includes revenue from continuing and discontinued operations, was $78.7 million in the fourth quarter, compared to $74.1 million for the fourth quarter of 2006. Non-GAAP net income was $27.7 million, compared to $22.6 million in the fourth quarter of 2006. Non-GAAP diluted earnings per share for the quarter were $0.51, compared to $0.43 in the same quarter of 2006. Non-GAAP net income from continuing and discontinued operations excludes non-cash and one-time items such as amortization of intangibles from acquisitions, equity-based compensation charges, and restructuring and asset impairment charges, as applicable. A reconciliation between revenue and net income on a GAAP and non-GAAP basis is provided in tables below.

Macrovision generated $34 million of cash flows from operations (including both continuing and discontinued operations) in the fourth quarter and its liquid cash and investments at the end of 2007 were $422 million.

“We continue to be excited and confident about our strategy of providing solutions to enable the shift to digital entertainment,” said Fred Amoroso, President and CEO of Macrovision. “Our recent investments in this area including the acquisitions of All Media Guide Holdings, Inc. and the BD+ technology, together with the pending acquisition of Gemstar-TV Guide, will all help expand our opportunity. In addition, the now pending sales of our Software and Games businesses will improve our focus on those areas that are most critical to our success.”

“We are pleased that we were able to meet or exceed our profit and cash targets for the quarter and for the year.” added James Budge, Chief Financial Officer. “Consistent with the model we provided in our SEC filing on January 7, 2008, we estimate that our 2008 revenue from continuing operations will range between $180 million and $190 million. This estimate for revenue from continuing operations excludes the Software and Games businesses for 2008, the sales of which we expect to close on or before April 1, 2008. Subsequent to when the previously announced Gemstar-TV Guide transaction closes, estimates for the year will be appropriately revised.”

GAAP to Non-GAAP Reconciliation

Macrovision provides non-GAAP financial information to assist investors in assessing its current and future operations in the way that Macrovision’s management evaluates those operations. Non-GAAP revenue, non-GAAP net income and non-GAAP diluted earnings per share are supplemental measures of Macrovision’s performance that are not required by, and are not presented in accordance with, GAAP. The non-GAAP information does not substitute for any performance measure derived in accordance with GAAP. Macrovision believes that this non-GAAP information provides useful information to investors by including revenue from discontinued operations that are required to be excluded under GAAP and by excluding the effect of some non-cash and one-time expenses that are required to be recorded under GAAP but that Macrovision believes are not indicative of Macrovision’s core operating results, or that are expected to be incurred over a limited period of time.

Macrovision’s management evaluates and makes operating decisions about its business operations primarily based on revenue and the core costs of those business operations. Management does not consider as “core costs” and therefore does not use the amortization of intangibles from acquisitions, restructuring and other costs, and equity-based compensation charges when making business decisions. Therefore, management presents non-GAAP financial measures, along with GAAP measures, in this earnings release by excluding these items and other significant unusual items from the period expenses. The income statement line items involved in the adjustment from GAAP to non-GAAP presentation in this earnings release are revenue from discontinued operations, amortization of intangibles, restructuring and asset impairment charges; and the following items that include equity-based compensation charges: (1) cost of revenues; (2) operating expenses, research and development; (3) operating expenses, selling and marketing; and (4) operating expenses, general and administrative. These items in turn affect (1) total cost of revenues; (2) total costs and expenses; (3) operating income; (4) income before income taxes; (5) provision for income taxes; (6) net income; (7) diluted shares for EPS; (8) basic earnings per share and (9) diluted earnings per share. To determine its non-GAAP provision for income taxes, Macrovision recalculates tax based on non-GAAP income before income taxes and adjusts accordingly.

For each such non-GAAP financial measure, the adjustment provides management with information about Macrovision’s underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, since Macrovision owned and operated the Software and Games businesses as of December 31, 2007 and still owns and operates them as of the date of this press release, management continues to evaluate the revenue and profit metrics of both businesses. And since Macrovision does not acquire businesses on a predictable cycle, management excludes amortization of intangibles from acquisitions in order to make more consistent and meaningful evaluations of Macrovision’s operating expenses. Management also excludes the effect of restructuring and asset impairment charges for the same reason. Management excludes the impact of equity-based compensation to help it compare current period operating expenses against the operating expenses for prior periods and to eliminate the effects of this non-cash item, which, because it is based upon estimates on the grant dates may bear little resemblance to the actual values realized upon the future exercise, expiration, termination or forfeiture of the stock-based compensation, and which, as it relates to stock options and stock purchase plan shares, is required for GAAP purposes to be estimated under valuation models, including the Black-Scholes model used by Macrovision. Management uses these measures to help it make budgeting decisions between those expenses that affect operating expenses and operating margin (such as research and development, sales and marketing, and general and administrative expenses), and those expenses that affect cost of revenue and gross margin. Further, the availability of non-GAAP financial information helps management track actual performance relative to financial targets. Making this non-GAAP financial information available to investors, in addition to the GAAP information, also helps investors compare Macrovision’s performance with the performance of other companies in our industry, which use similar financial measures to supplement their GAAP financial information.

Management recognizes that the use of these non-GAAP measures has limitations, including the fact that management must exercise judgment in determining which types of charges should be excluded from the non-GAAP financial information. Because other companies, including companies similar to Macrovision, may calculate their non-GAAP earnings differently than Macrovision, non-GAAP measures may have limited usefulness in comparing companies. Management believes, however, that providing this non-GAAP financial information, in addition to the GAAP information, facilitates consistent comparison of Macrovision’s financial performance over time. Macrovision has provided non-GAAP results to the investment community, not as an alternative but as an important supplement to GAAP information, to enable investors to evaluate Macrovision’s core operating performance in the same way that management does. The tables below present the differences between non-GAAP earnings and GAAP net income on an absolute and per share basis.

Dial-in Information

Macrovision will hold an investor conference call on February 21, 2008, at 5:00 p.m. ET. Investors and analysts interested in participating in the conference are welcome to call 800-240-8621 (or international +1 303-262-2075) and reference the Macrovision call.

The conference call can also be accessed via live webcast at www.macrovision.com or www.earnings.com (or www.streetevents.com for subscribers) on February 21, 2008 at 5:00 p.m. ET. The on-demand audio webcast of Macrovision’s earnings conference call will be made available as soon as practicable after the live webcast ends.

Investors and analysts interested in listening to a recorded replay of the conference are welcome to call 800-405-2236 (or international +1 303-590-3000) and enter passcode 11108392#. Access to the replay will be made available as soon as practicable after the live conference call ends and will be available through February 28, 2008.

About Macrovision

Macrovision provides a broad set of solutions that enable businesses to protect, enhance and distribute their digital goods to consumers across multiple channels. Macrovision solutions are deployed by companies in the entertainment, consumer electronics, gaming, software, information publishing and corporate IT markets to solve industry-specific challenges and bring greater value to their customers. Macrovision holds approximately 285 issued or pending United States patents and more than 1,250 issued or pending international patents, and continues to increase its patent portfolio with new and innovative technologies in related fields. Macrovision is headquartered in Santa Clara, California, U.S.A. with other offices across the United States and around the world. More information about Macrovision can be found at www.macrovision.com.

©Macrovision 2008. Macrovision is a registered trademark of Macrovision Corporation. All other brands and product names and trademarks are the registered property of their respective companies.

All statements contained herein, including the quotations attributed to Mr. Amoroso and Mr. Budge, that are not statements of historical fact, including statements that use the words “will,” “believes,” “anticipates,” “estimates,” “expects,” “intends” or “looking to the future” or similar words that describe the Company’s or its management’s future plans, objectives, or goals, are “forward-looking statements” and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the Company’s estimates of future revenues and earnings, business strategies, and product plans of the Company and statements regarding the financial impact, expected closing and results of the pending acquisitions and divestitures transactions described herein.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Such factors included, among others, satisfaction of closing conditions to the transactions, the Company’s ability to successfully integrate the merged businesses and technologies, the Company’s ability to successfully separate the divested business and technologies, and customer demand for the technologies and integrated offerings. Such factors are further addressed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, our Quarterly Report on Form 10-Q for the period ended September 30, 2007 and such other documents as are filed with the Securities and Exchange Commission from time to time (available at www.sec.gov). The Company assumes no obligation to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release, except as required by law.

# # #

Investor Contact:

James Budge

Macrovision Corporation

+1 (408) 562-8400

Lauren Landfield

Macrovision Corporation

+1 (408) 562-8400

MACROVISION CORPORATION

GAAP CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	Three Months Ended December 31		Twelve Months Ended December 31
	2007	2006	2007	2006
Net revenues	$45,226	$36,554	$155,685	$121,328
Costs and expenses:
Cost of revenues	3,951	5,463	17,283	17,037
Amortization of intangibles from acquisitions	1,716	704	5,363	2,658
Research and development	4,561	4,419	17,498	18,132
Selling and marketing	6,258	6,007	26,364	23,016
General and administrative	10,029	8,635	36,459	31,567
Restructuring and asset impairment charges	1,302	—	4,546	—

Total operating expenses	27,817	25,228	107,513	92,410

Operating income from continuing operations	17,409	11,326	48,172	28,918
Interest and other income, net	4,492	2,838	15,597	9,192
Impairment losses on strategic investments	(5,000)	—	(5,000)	—

Income from continuing operations before income taxes	16,901	14,164	58,769	38,110
Income taxes	1,512	3,729	14,637	9,337

Income from continuing operations, net of tax	15,389	10,435	44,132	28,773
(Loss) income from discontinued operations, net of tax	(6,181)	6,163	(12,632)	4,270

Net income	$9,208	$16,598	$31,500	$33,043

Basic income per share from continuing operations	$0.29	$0.20	$0.83	$0.56
Basic income (loss) per share from discontinued operations	(0.12)	0.12	(0.24)	0.08

Basic net earnings per share	$0.17	$0.32	$0.59	$0.64

Shares used in computing basic net earnings per share	53,711	51,432	53,435	51,840

Diluted income per share from continuing operations	$0.28	$0.20	$0.81	$0.55
Diluted income (loss) per share from discontinued operations	(0.11)	0.11	(0.23)	0.08

Diluted net earnings per share	$0.17	$0.31	$0.58	$0.63

Shares used in computing diluted net earnings per share	54,047	52,978	54,218	52,731

MACROVISION CORPORATION

RECONCILIATION OF GAAP to NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	Three Months Ended December 31		Twelve Months Ended December 31
	2007	2006	2007	2006
GAAP Net Revenues from continuing operations	$45,226	$36,554	$155,685	$121,328
Net revenues from discontinued operations	33,511	37,522	122,091	126,262

Non-GAAP Net Revenues	$78,737	$74,076	$277,776	$247,590

GAAP Operating income from continuing operations	$17,409	$11,326	$48,172	$28,918
Operating income from discontinued operations	(8,618)	5,963	(21,514)	5,129
Non-GAAP adjustments for continuing and discontinued operations
Amortization of intangibles from acquisitions	4,356	3,296	15,918	13,908
Equity-based compensation	3,662	5,669	15,317	22,165
Restructuring and asset impairment charges	5,996	—	19,135	—
Legal settlement	7,000	—	7,000	—

Non-GAAP Operating income	$29,805	$26,254	$84,028	$70,120

GAAP income from continuing operations, net of tax	$15,389	$10,435	$44,132	$28,773
GAAP Income (loss) from discontinued operations, net of tax	(6,181)	6,163	(12,632)	4,270

GAAP Net income	9,208	16,598	31,500	33,043
Non-GAAP adjustments for continuing and discontinued operations
Amortization of intangibles from acquisitions	4,356	3,296	15,918	13,908
Equity-based compensation	3,662	5,669	15,317	22,165
Restructuring and asset impairment charges	5,996	—	19,135	—
Legal settlement	7,000	—	7,000	—
Impairment charge on strategic investments	5,000	—	5,000	—
Income tax effect of Non-GAAP adjustments	(7,474)	(2,936)	(15,166)	(7,201)

Non-GAAP Net income	$27,748	$22,627	$78,704	$61,915

GAAP Diluted EPS from continuing operations	$0.28	$0.20	$0.81	$0.55
GAAP Diluted EPS from discontinued operations	(0.11)	0.11	(0.23)	0.08

GAAP Diluted EPS	0.17	0.31	0.58	0.63
Non-GAAP adjustments for continuing and discontinued operations
Amortization of intangibles from acquisitions	0.08	0.06	0.29	0.26
Equity-based compensation	0.07	0.11	0.28	0.42
Restructuring and asset impairment charges	0.11	—	0.35	—
Legal settlement	0.13	—	0.13	—
Impairment charge on strategic investments	0.09	—	0.09	—
Income tax effect of Non-GAAP adjustments	(0.14)	(0.05)	(0.27)	(0.14)

Non-GAAP Diluted EPS	$0.51	$0.43	$1.45	$1.17

Shares used in calculating diluted net earnings per share	54,047	52,978	54,218	52,731

MACROVISION CORPORATION

BUSINESS UNIT SUMMARY

(IN THOUSANDS)

(UNAUDITED)

	Three Months Ended December 31		Twelve Months Ended December 31
	2007	2006	2007	2006
Net Revenues from continuing operations
Embedded Solutions	$26,565	$12,997	$93,816	$46,264
Entertainment	14,811	21,217	50,227	65,039
Distribution and Commerce	3,850	2,340	11,642	10,025

	45,226	36,554	155,685	121,328
Net Revenues from discontinued operations
Software	31,693	33,956	112,914	115,746
Distribution and Commerce	1,818	3,566	9,177	10,516

Total Net Revenues	$78,737	$74,076	$277,776	$247,590

Segment operating income from continuing operations*
Embedded Solutions	$21,501	$11,505	$77,445	$42,495
Entertainment	11,357	13,793	33,247	36,245
Distribution and Commerce	165	(456)	(6,011)	391

Total segment operating income from continuing operations	33,023	24,842	104,681	79,131
Unallocated Costs	(14,312)	(13,516)	(51,963)	(50,213)
Restructuring and asset impairment charges	(1,302)	—	(4,546)	—

Operating Income from continuing operations	17,409	11,326	48,172	28,918

Segment operating income from discontinued operations*
Software	13,333	13,887	43,707	41,153
Distribution and Commerce	(3,236)	(942)	(14,538)	(6,372)

Total segment operating income from discontinued operations	10,097	12,945	29,169	34,781
Unallocated Costs	(7,021)	(6,982)	(29,094)	(29,652)
Restructuring and asset impairment charges	(4,694)	—	(14,589)	—
Legal settlement	(7,000)	—	(7,000)	—

Operating income (loss) from discontinued operations	(8,618)	5,963	(21,514)	5,129

Total Operating Income	$8,791	$17,289	$26,658	$34,047

*	Macrovision Corporation does not allocate to its segments certain operating expenses, which it manages separately at the corporate level. These unallocated costs include charges for equity-based compensation, corporate marketing and administrative functions. Restructuring and asset impairment charges are not allocated to segments.

MACROVISION CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

(UNAUDITED)

	December 31, 2007	December 31, 2006
ASSETS
Cash and cash equivalents	$134,070	$159,666
Advance payments for acquisition	—	40,241
Short-term investments	248,194	121,559
Accounts receivable, net	41,327	66,723
Deferred Tax Assets	4,563	—
Prepaid expenses and other assets	12,135	14,402
Assets held for sale	76,940	—

Total Current Assets	517,229	402,591
Long-term marketable investment securities	57,025	175,165
Restricted cash	—	12,000
Deferred tax assets	57,850	28,730
Property and equipment, net	10,011	21,818
Other intangibles from acquisitions, net	69,573	25,368
Patents and other assets	23,697	17,894
Goodwill	201,773	136,049

TOTAL ASSETS	$937,158	$819,615

LIABILITIES
Accounts payable	$6,157	$4,378
Accrued expenses	42,468	71,705
Deferred revenue	7,494	33,831
Liabilities held for sale	27,959	—

Total Current Liabilities	84,078	109,914
Convertible senior notes	240,000	240,000
Taxes Payable	57,026	—
Other non-current liabilities	436	3,559

TOTAL LIABILITIES	381,540	353,473

STOCKHOLDERS’ EQUITY	555,618	466,142

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$937,158	$819,615